Exhibit 99.1


                             Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated March 1, 1996)



                           Banc One Auto Trust 1996-A


           Interest Period November 17, 1997 through December 12, 1997

           Collection Period November 1, 1997 through November 30, 1997




The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by: /s/ Jeff Stewart            Attested: /s/ Rikki O'Neal
           -------------------                   ------------------
           Jeff Stewart                          Assistant Secretary
           Vice President                        Bank One, Texas, N.A.
           Bank One, Texas, N.A.



A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                               $537,526,728.62
(B) Total Certificate Balance                                                                              $537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                                                         95.50%
    (ii)  Original Class A Principal Balance                                                               $513,340,000.00
    (iii) Class A Pass-Through Rate                                                                                   6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                          4.50%
    (ii)  Original Class B Principal Balance                                                               $ 24,186,728.62
    (iii) Class B Pass-Through Rate                                                                                   6.25%
(E) Servicing Fee Rate (per annum)                                                                                    1.00%
(F) Weighted Average Coupon (WAC)                                                                                   11.649%
(G) Weighted Average Original Maturity (WAOM)                                                                        59.75 months
(H) Weighted Average Remaining Maturity (WAM)                                                                        50.62 months
(I) Number of Receivables                                                                                           41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                                    1.75%
    (ii)  Reserve Fund Initial Deposit                                                                     $  9,406,717.75
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                                  1.50%
          (c) Percent of Remaining Certificate Balance                                                                4.00%
          (d) Trigger Percent of Remaining Certificate Balance                                                        9.00%



B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                               $210,455,280.83
(B) Total Certificate Balance                                                                              $210,455,280.83
(C) Total Certificate Pool Factor                                                                                0.3915252
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                       $200,985,566.15
    (ii) Class A Certificate Pool Factor                                                                         0.3915252
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                       $  9,469,714.68
    (ii) Class B Certificate Pool Factor                                                                         0.3915252
(F) Reserve Fund Balance                                                                                     18,940,975.27
(G) Cumulative Net Losses for All Prior Periods                                                              16,903,992.74
(H) Charge-off Rate for Second Preceding Period                                                                       1.96%
(I) Charge-off Rate for Preceding Period                                                                              3.30%
(J) Delinquency Percentage for Second Preceding Period                                                                1.20%
(K) Delinquency Percentage for Preceding Period                                                                       1.47%
(L) Weighted Average Coupon (WAC)                                                                                   11.520%
(M) Weighted Average Remaining Maturity (WAM)                                                                        34.51 months
(N) Number of Receivables                                                                                           22,856

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                               9,135,999.80
    (ii)  Prepayments in Full                                                                                         0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                              0.00
    (iv)  Other Refunds Related to Principal                                                                          0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                                1,816,839.09
    (ii)  Repurchased Loan Proceeds Related to Interest                                                               0.00
(C) Weighted Average Coupon (WAC)                                                                                    11.52%
(D) Weighted Average Remaining Maturity (WAM)                                                                        33.78 months
(E) Remaining Number of Receivables                                                                                 22,169


(F) Delinquent Receivables                                                Dollar Amount                            #  Units
                                                                          --------------                           --------

    (i)   30-59 Days Delinquent                                                8,352,204            4.17%             908
    (ii)  60-89 Days Delinquent                                                2,006,137            1.00%             208
    (iii) 90 Days or More Delinquent                                           1,245,752            0.62%             119



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                                               73,283.12
(B) Collection Account Investment Income                                                                          7,995.51
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                                 861,640.78
     (ii) Realized Losses for Collection Period (C)(i)-(D)(i)                                                   860,249.83
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                               1,390.95
    (ii)  Liquidation Proceeds Related to Interest                                                                    0.00
    (iii) Recoveries from Prior Month Charge Offs                                                               180,207.54



E. COLLECTIONS
--------------

Interest Collections:
(A) Interest Payments Received                                                                                1,816,839.09
(B) Liquidation Proceeds Related to Interest                                                                          0.00
(C) Repurchased Loan Proceeds                                                                                         0.00
(D) Recoveries from Prior Month Charge Offs                                                                     180,207.54
                                                                                                          ----------------
(E) Interest Collections                                                                                      1,997,046.63

Principal Collections:
(F) Principal Payments Received                                                                               9,135,999.80
(G) Liquidation Proceeds Related to Principal                                                                     1,390.95
(H) Other Refunds Related to Principal                                                                                0.00
                                                                                                          ----------------
(I) Principal Collections                                                                                     9,137,390.75

(J) Total Collections
                                                                                                             11,134,437.38
F. DISTRIBUTABLE AMOUNTS
------------------------
(A) Servicing Fee:
    (i)   Servicing Fee                                                                                     $   175,379.40
    (ii)  Prior Collection Period unpaid Servicing Fees                                                               0.00
                                                                                                          ----------------
    (iii) Total Servicing Fee                                                                                   175,379.40

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                          $ 1,021,676.63
    (ii)  Class A prior period Interest Carryover Shortfall                                                           0.00
                                                                                                          ----------------
    (iii) Class A Interest Distribution                                                                     $ 1,021,676.63
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                          $    49,321.43
    (ii)  Class B prior period Interest Carryover Shortfall                                                           0.00
                                                                                                          ----------------
    (iii) Class B Interest Distribution                                                                     $    49,321.43

(D) Total Certificate Interest Distribution                                                                 $ 1,070,998.06
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                        $ 1,246,377.46

Principal:
(F) Principal Collections                                                                                   $ 9,137,390.75
(G) Realized Losses                                                                                             860,249.83
                                                                                                         -----------------
(H) Total Monthly Principal                                                                                 $ 9,997,640.58

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                           9,547,783.47
    (ii)  Class A prior period Principal Carryover Shortfall                                                          0.00
                                                                                                          ----------------
    (iii) Class A Principal Distribution                                                                      9,547,783.47
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                             449,857.11
    (ii)  Class B prior period Principal Carryover Shortfall                                                          0.00
                                                                                                         -----------------
    (iii) Class B Principal Distribution                                                                        449,857.11

(K) Total Principal Distribution                                                                              9,997,640.58

(L) Total Interest and Principal Distribution Amounts                                                        11,244,018.04
      plus Servicing Fee




G. DISTRIBUTIONS
----------------

(A) Total Interest Collections available to be distributed                                                    1,997,046.63
(B) Class B Percentage of Principal Collections                                                                 411,149.02
(C) Servicing Fee:
    (i)   Total Servicing Fee                                                                                   175,379.40
    (ii)  Servicing Fee paid                                                                                    175,379.40
                                                                                                          ----------------
    (iii) Unpaid Servicing Fee                                                                                        0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                           1,821,667.23
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                                      1,021,676.63
    (ii)   Class A Interest Distribution paid from Interest Collections after Servicing Fee                   1,021,676.63
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                        799,990.60
    (iv)   Class A Interest Distribution remaining to be paid                                                         0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of Principal Collections                        0.00
    (vi)   Class A Interest Distribution remaining to be paid                                                         0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                       0.00
    (viii) Class A Interest Carryover Shortfall                                                                       0.00
    (ix)   Class A Interest Distribution paid                                                                 1,021,676.63

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                          49,321.43
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A
            Interest Distribution                                                                                49,321.43
    (iii) Total Interest Collections available after Class B Interest Distribution paid                         750,669.17
    (iv)  Class B Interest Distribution remaining to be paid                                                          0.00
    (v)   Class B Interest Distribution paid from Reserve Fund                                                        0.00
    (vi)  Class B Interest Carryover Shortfall                                                                        0.00
    (vii) Class B Interest Distribution paid                                                                     49,321.43

(G) Total Interest Paid                                                                                       1,070,998.06
(H) Total Interest and Servicing Fee Paid                                                                     1,246,377.46
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest
      Distribution paid                                                                                         750,669.17

Total Collections available to be distributed:
(J) Total Principal Collections                                                                               9,137,390.75
(K) Excess Interest                                                                                             750,669.17
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                       0.00
(M) Total Collections available to be distributed as principal                                                9,888,059.92

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                      9,547,783.47
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed              9,547,783.47
    (iii) Total Collections available after Class A Principal Distribution paid                                 340,276.45
    (iv)  Class A Principal Distribution remaining to be paid                                                         0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                                       0.00
    (vi)  Class A Principal Carryover Shortfall                                                                       0.00
    (vii) Total Class A Principal Distribution paid                                                           9,547,783.47

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                        449,857.11
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed                340,276.45
    (iii) Total Collections available after Class B Principal Distribution paid                                       0.00
    (iv)  Class B Principal Distribution remaining to be paid                                                   109,580.66
    (v)   Class B Principal Distribution paid from Reserve Fund                                                 109,580.66
    (vi)  Class B Principal Carryover Shortfall                                                                       0.00
    (vii) Total Class B Principal Distribution paid                                                             449,857.11

(P)  Total Excess Cash to the Reserve Fund                                                                            0.00

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

H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------


                                                                   Beginning                           End
                                                                   of Period                        of Period
                                                                  ---------------                ---------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                      $210,455,280.83                $200,457,640.25
    (ii)   Aggregate Certificate Pool Factor                            0.3915252                      0.3729259
    (iii)  Class A Principal Balance                               200,985,566.15                 191,437,782.68
    (iv)   Class A Pool Factor                                          0.3915252                      0.3729259
    (v)    Class B Principal Balance                                 9,469,714.68                   9,019,857.57
    (vi)   Class B Pool Factor                                          0.3915252                      0.3729259

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                     11.52%                         11.52%
    (ii)  Weighted Average Remaining Maturity (WAM)                         34.51 months                   33.78 months
    (iii) Remaining Number of Receivables                                  22,856                         22,169
    (iv)  Pool Balance                                            $210,455,280.83                $200,457,640.25



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------
(A) Beginning Reserve Account Balance                                                              18,940,975.27
(B) Less: Draw to pay Class A Interest Distribution                                                         0.00
(C) Reserve Account Balance after draw                                                             18,940,975.27
(D) Less: Draw to pay Class B Interest Distribution                                                         0.00
(E) Reserve Account Balance after draw                                                             18,940,975.27
(F) Less: Draw to pay Class A Principal Distribution                                                        0.00
(G) Reserve Account Balance after draw                                                             18,940,975.27
(H) Less: Draw to pay Class B Principal Distribution                                                  109,580.66
(I) Reserve Account Balance after draw                                                             18,831,394.61
(J) Total excess Collections deposited in the Reserve Fund                                                  0.00
(K) Reserve Fund Balance                                                                           18,831,394.61
(L) Specified Reserve Account Balance                                                              18,041,187.62
(M) Reserve Account Release to Seller                                                                 790,206.99
                                                                                                 ---------------
(N) Ending Reserve Account Balance                                                                 18,041,187.62
                                                                                                 ===============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                 $     1,390.95
    (ii)  Liquidation Proceeds Related to Interest                                                                            0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                                 180,207.54
(B) Realized Losses for Collection Period                                                                               860,249.83
(C) Charge-off Rate for Collection Period (annualized)                                                                        3.97%
(D) Cumulative Aggregate Net Losses for all Periods                                                                 $17,584,035.03
(E) Delinquent Receivables

                                                                      Dollar Amount                                    # Units
                                                                      -------------                                     ---------

    (i)   30-59 Days Delinquent                                         8,352,204                  4.17%                  908
    (ii)  60-89 Days Delinquent                                         2,006,137                  1.00%                  208
    (iii) 90 Days or More Delinquent                                    1,245,752                  0.62%                  119


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

K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------
(A) Charge-off Rate
    (i) Second Preceding Collection Period                                                                           1.96%
    (ii) Preceding Collection Period                                                                                 3.30%
    (iii) Current Collection Period                                                                                  3.97%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                         3.08%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                                                                           1.20%
    (ii) Preceding Collection Period                                                                                 1.47%
    (iii) Current Collection Period                                                                                  1.62%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                         1.43%

(C) Loss and Delinquency Trigger Indicator                                                           Trigger was hit


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

L.  STATEMENT TO CERTIFICATEHOLDERS
------------------------------------
                                                                                                                    Per $1,000 of
                                                                                                                 Original Principal
(A)  Amount of distribution allocable to principal:                                        Dollars ($)                  Balance
                                                                                     -------------------         ------------------
    (i)    Class A Certificates                                                             9,547,783.47               18.5993366
    (ii)   Class B Certificates                                                               449,857.11               18.5993366

                                                                                                                    Per $1,000 of
                                                                                                                 Original Principal
(B)  Amount of distribution allocable to interest:                                          Dollars ($)                 Balance
                                                                                      ------------------         ------------------

    (i)    Class A Certificates                                                             1,021,676.63                1.9902533
    (ii)   Class B Certificates                                                                49,321.43                2.0391939

(C)  Pool Balance as of the close of business on the last day of the Collection
       Period                                                                            $200,457,640.25
                                                                                       -----------------


                                                                                                                    Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related                                Original Principal
      Collection Period                                                                    Dollars ($)                  Balance
                                                                                      ------------------         -----------------
    (i)  Total Servicing Fee                                                                  175,379.40
    (ii) Class A Percentage of the Servicing Fee                                              167,487.97                0.3262710
    (ii) Class B Percentage of the Servicing Fee                                                7,891.43                0.3262710

                                                                                                                     Per $1,000 of
                                                                                                                 Original Principal
                                                                                          Dollars ($)                   Balance
                                                                                     -------------------        -------------------
(E) (i)     Class A Interest Carryover Shortfall                                                    0.00                0.0000000
    (ii)    Class A Principal Carryover Shortfall                                                   0.00                0.0000000
    (iii)   Class B Interest Carryover Shortfall                                                    0.00                0.0000000
    (iv)    Class B Principal Carryover Shortfall                                                   0.00                0.0000000

    Change with respect to immediately preceding Distribution Date:
    (v)     Class A Interest Carryover Shortfall                                                    0.00                0.0000000
    (vi)    Class A Principal Carryover Shortfall                                                   0.00                0.0000000
    (vii)   Class B Interest Carryover Shortfall                                                    0.00                0.0000000
    (viii)  Class B Principal Carryover Shortfall                                                   0.00                0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all payments
       allocated to principal                                                                                       Pool Factor
                                                                                                                  ----------------
    (i)    Class A Pool Factor                                                                                          0.3729259
    (ii)   Class B Pool Factor                                                                                          0.3729252

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)       $  860,249.83
                                                                                           -------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
       Collection Period                                                                   $3,251,889.46

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
      giving effect to distributions made on such Distribution Date                       $18,041,187.62
                                                                                          --------------

(J)  Aggregate outstanding principal balances for each class of certificates, after
      giving effect to all payments allocated to principal                                                        Principal Balance
                                                                                                                  -----------------
    (i)    Class A Principal Balance                                                                               191,437,782.68
    (ii)   Class B Principal Balance                                                                                 9,019,857.57

(K)  Amount otherwise distributable to the Class B Certificateholders that is being
       distributed to the Class A Certificateholders on such Distribution Date                      0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased
       by the Servicer with respect to the Related Collection Period ($)                            0.00
                                                                                           -------------

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


M. INSTRUCTIONS TO THE TRUSTEE
------------------------------


On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
      (i)   Servicing Fee                                                                  $175,379.40
      (ii)  Servicing Fees retained by the Seller                                           175,379.40
                                                                                    ------------------
      (iii) Servicing Fees to be distributed to the Seller on the Distribution
              Date (i-ii)                                                                                        $0.00
                                                                                                               -------

(B) Withdraw from the Collection Account and deposit in the Class A
      Distribution Account:
      (i)   for the Class A Interest Distribution                                        $1,021,676.63
      (ii)  for the Class A Principal Distribution                                        9,547,783.47
                                                                                    ------------------
      (iii) Total (i+ii)                                                                                $10,569,460.10
                                                                                                        --------------

(C) Withdraw from the Collection Account and deposit in the Class B
      Distribution Account:
      (i)   for the Class B Interest Distribution                                           $49,321.43
      (ii)  for the Class B Principal Distribution                                          340,276.45
                                                                                      ----------------
      (iii) Total (i+ii)                                                                                   $389,597.88
                                                                                                         -------------

(D)  Withdraw excess Collections from the Collection Account and deposit
       in the Reserve Fund                                                                                       $0.00
                                                                                                         -------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
      Account:
      (i)   Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage
            of Principal Collections                                                                             $0.00
      (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
            and the Class B Interest Distribution                                                                 0.00
                                                                                                          ------------
     (iii)  Total                                                                                                              $0.00
                                                                                                                             -------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
      Account:
      (i)   Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
            of the Class A Interest Distribution                                                                 $0.00
      (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution, the Class B
            Interest Distribution, and the Class A Principal Distribution                                   109,580.66
                                                                                                            ----------
      (iii) Total                                                                                                        $109,580.66
                                                                                                                         -----------
